EXH 99.1
Law Offices of David C. McGrail
676A Ninth Avenue #211
New York, NY 10036
Tel: (646) 290-6496
Fax: (646) 224-8377
David C. McGrail (DM 3904)
Counsel To PubliCARD, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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				:	Chapter 11
In re:	PUBLICARD, INC.,			:	Case No. 07-11517 (RDD)
:
Debtor				:
:
:
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MONTHLY CONSOLIDATED STATEMENT
FOR THE PERIOD ENDED
November 30, 2007

MONTHLY RECEIPTS:			$ 10

MONTHLY DISBURSEMENTS:			$ 24,842

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE:	15-Dec-07	By:	/s/ Marc B. Ross

		Title:	Principal Financial Officer

Indicate if this is an amended statement by checking here

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Operations
For the Period Ending November 30, 2007
Accrual Basis
	Current
	Month	Case-To-Date
	November 30, 2007	November 30, 2007

Revenue	$—	$—

Operating Expenses
Direct Cost Of Revenue	—	—
Selling, General and Administrative	45,382	269,670
Depreciation Of Fixed Assets	96	672
Total Operating Expenses	45,478	270,342

Operating Gain/(Loss)	(45,478)	(270,342)

Other Expense/(Income)
Interest Expense	—	—
Loss/(Gain) On The Sale Of Assets	—	—
Interest Income	(10)	(778)

Income/(Loss) Before Reorganizational Items and Taxes	(45,468)	(269,564)

US Trustee Fees - Q3 2007	—	1,500
Reorganization Professional Fees (Estimated and Accrued) (1)	7,500	39,240
	7,500	40,740

Gain/(Loss) Before Income Taxes	(52,968)	(310,304)

Provision For Income Taxes	—	—

Net Income/(Loss)	(52,968)	(310,304)

Deficit Beginning of Period	(113,870,666)	(113,613,330)

Deficit End Of Period	$(113,923,634)	$(113,923,634)

(1) Includes estimated and accrued fees for debtor professionals.

PubliCARD, Inc.
(Debtor-In-Possession)
Balance Sheet
As of November 30, 2007

	November 30, 2007	October 31, 2007	May 17, 2007
	Balance Sheet	Balance Sheet	Balance Sheet
Current Assets
Cash	$2,088	$26,920	$39,723
Restricted Cash	—	—	—
Due From Related Parties	—	—	—
Accounts Receivable-Net	(268)	(268)	13,364
Inventory Net	—	—	—
Prepaid Other	—	—	—
Prepaid Insurance and Rent	9,375	5,925	43,272
Prepaid Professional	—	—	—
Prepaid Expenses	11,364	19,200	19,200
Total Current Assets	22,559	51,777	115,559

Property, Plant, & Equipment - Gross	14,404	14,404	14,404
Accumulated Depreciation	(10,757)	(10,662)	(10,088)
Property, Plant, & Equipment - Net	3,647	3,742	4,316
Intangibles - Gross	—	—	—
Accumulated Amortization	—	—	—

Intangibles - Net	—	—	—
Organizational Costs	—	—	—
Other - Non-Current	—	—	—
Total Assets	$26,206	$55,519	$119,875

Post-Petition Liabilities
Cash Overdrafts	$—	$—	$—
Accounts Payable	26,682	14,418	—
Accrued Payroll/Commission	17,462	12,877	—
Accrued Consulting	45,000	37,500	—
Due to Affiliates	71,915	71,915	—
Other Current Liabilities/Accrued Professional Fees	39,240	31,740	—
Total Post Petition Current Liabilities	200,299	168,450	—

Pre-Petition Liabilities
Cash Overdrafts	—	—	—
Accounts Payable	294,021	294,021	269,491
Deferred Revenues	—	—	—
Accrued Payroll/Commission	—	—	—
Obligations For Capital Leases Current	—	—	—
Other Current Liabilities	11,606	19,800	19,800
Total Pre- Petition Current Liabilities	305,627	313,821	289,291

Interest Payable	—	—	—
Other Long Term Liabilities	—	—	—
	—	—	—

Total Liabilities	505,926	482,271	289,291

Stockholders' Deficit
Class A Preferred Stock Second Series, no par value:1,000 shares authorized	2,325,000	2,325,000	2,325,000
465 shares issued and outstanding
Common shares, $0.10 par value: 40,000,000 shares authorized; 24,940,902	2,494,090	2,494,090	2,494,090
shares outstanding
Additional paid-in capital	108,624,824	108,624,824	108,624,824
Accumulated deficit	(113,923,634)	(113,870,666)	(113,613,330)
Total Stockholders Deficit	(479,720)	(426,752)	(169,416)

Total Liabilities and Stockholders' Deficit	$26,206	$55,519	$119,875

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Cash Flow
For the Period Ending November 30, 2007

	Current
	Month	Case-To-Date
	November 30, 2007	November 30, 2007
Net Loss	$(52,968)	$(310,304)
(Less)/Add: Depreciation	96	672
(Less)/Add: Amortization

(Increase)/Decrease In Net Assets
Net Accounts Receivable	—	13,632
Net Inventory	—	—
Prepaid Rent	(3,450)	33,894
Prepaid & Other Expenses	7,836	7,836

Increase/(Decrease) In Liabilities
Bank Overdrafts	—	—
Accounts Payable	12,264	51,212
Deferred Revenues	—	—
Accrue Payroll/Commission	4,585	17,462
Accrued Consulting	7,500	45,000
Other Current Liabilities	(695)	31,046
Collection of insurance proceeds Due to Inactive Affiliates	—	71,915
Cash Provided by/(used in) operations	(24,832)	(37,635)

Capital Expenditures	—	—
Cash provided by/(used in) investing activities	—	—

Proceeds/(Repayments of) Debt	—	—
Proceeds received on behalf of Affiliates
Cash provided by (used in) financing activities	—	—

Change in cash	(24,832)	(37,635)
Cash Balance at the Beginning Of Period	26,920	39,723
Cash Balance at the End of the Period	$2,088	$2,088

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Receipts And Disbursements
For the Period Ending November 30, 2007
Month Ended
Disbursements	November 30, 2007
Checks Cut From Operating Account	$24,542
Wires From Operating Account	—
Payments To Professionals	—
Voided Checks	—
Benefits	—
Payroll, Consulting and Associated Taxes	—
Bank and Payroll fees	300
Taxes	—
Wires From Depository Account	—
Disbursements From Depository Account	—
Principal Repaments	—
Total Disbursements	$24,842

Receipts
Interest Income	$10
A/R Receipts	—
Insurance Settlements	—
Total Receipts	$10

Net Inflow/(Outflow)	$(24,832)

PubliCARD, Inc.
(Debtor-In-Possession)
Disbursement List
For the Period Ending November 30, 2007
Month Ended
Disbursements	November 30, 2007
Triax	3,795
Filing Fees and Expenses	908
Investor Communications	8,763
Storage Fees	2,386
Professional Fees	8,152
Continental Stock Transfer	538
Bank Fees	300
Total	$24,842

Wachovia
Bank Reconciliation

	Bank	Book
Account	Balance	Balance	Variance
2030000846371	$2,088	$2,088	$—

Checks Outstanding
Number	Payee	Amount

Total		$—

Deposits In Transit

Net Adjustments		$—

PubliCARD, Inc.
(Debtor-In-Possession)
Variance To Budget
For the Period Ending November 30, 2007
Accrual Basis

	Actual	Projected	Variance
	November 30, 2007	November 30, 2007	November 30, 2007

Revenue	$—	$—	$—

Operating Expenses
Wages, Consulting Fees and Payroll Taxes	11,985	12,258	273
Rent	4,016	3,750	(266)
Insurance Expense	9,675	7,965	(1,710)
Office Expenses	5,048	4,000	(1,048)
Pre-petition claims	—	—	—
Other Expenses	14,638	4,000	(10,638	)(1)
Depreciation Of Fixed Assets	96	96	(0)
Total Operating Expenses	45,458	32,069	(13,389)

Operating Gain/(Loss)	(45,458)	(32,069)	13,389

Other Expense/(Income)
Interest Expense	—	—	—
Loss/(Gain) On The Sale Of Assets	—	—	—
Claim Settlement	—	—	—
Insurance Settlements	—	—	—
Interest Income	10	—	(10)

Gain/(Loss) Before Reorganizational Items and Taxes	(45,468)	(32,069)	13,399

Reorganization Professional Fees (Estimated and Accrued)	7,500	6,000	(1,500)
U.S. Trustee Fees	—	—	—

Gain/(Loss) Before Income Taxes	(52,968)	(38,069)	(14,899)

Provision For Income Taxes	—	—	—

Net Income/(Loss)	$(52,968)	$(38,069)	$(14,899)

(1) Variance is primarily a result of the expenses associated with the preparation and distribution of the Debtor's Disclosure Statement, Plan and Plan Ballots.

PubliCARD, Inc.
(Debtor-In-Possession)
Budget
For the Period Ending December 31, 2007
Accrual Basis

Projected
December 31, 2007

Revenue	$—

Operating Expenses
Wages and Payroll Taxes	19,600
Rent	4,000
Insurance Expense	10,000
Office Expenses	4,000
Other Expenses	4,000
Depreciation Of Fixed Assets	96
Total Operating Expenses	41,696

Operating Gain/(Loss)	(41,696)

Other Expense/(Income)
Interest Expense	—
Loss/(Gain) On The Sale Of Assets	—
Claim Settlement	—
Insurance Settlements	—
Interest Income	—

Income/(Loss) Before Reorganizational Items and Taxes	(41,696)

Reorganization Professional Fees (Estimated)	6,000

Income/(Loss) Before Income Taxes	(47,696)

Provision For Income Taxes	—

Net Income/(Loss)	$(47,696)

PubliCARD, Inc.
(Debtor-In-Possession)
Debtor Questionnaire
For Period Ending November 30, 2007

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor-inpossession account this reporting period? If yes, provide an explanation below.		X
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X